NATIONS FUND TRUST

                              INVESTOR A SHARES --
                      NATIONS MARSICO FOCUSED EQUITIES FUND

                         Supplement dated March 8, 1999
                       to Prospectus dated August 1, 1998
                       as supplemented on January 19, 1999

         The prospectus for the Investor A Shares of Nations Marsico Focused Equities Fund is hereby supplemented by:

1. Inserting footnote 3 to the column for Nations Marsico Focused Equities Fund in the table under "Expenses Summary -- Nations Funds Equity Funds Investor A Shares" and inserting the following footnote at the bottom of the table:

         3 The Sales Load is temporarily waived for investments of less than $1 million in Investor A Shares of Nations Marsico Focused Equities Fund made between March 15, 1999 and the earlier of March 31, 1999 or the date that sales under this special pricing arrangement reach $150 million. Investor A Shares purchased under this special pricing arrangement are subject to a 1% Deferred Sales Charge if redeemed within one year of purchase. See "Investor A Shares -- Charges and Features."

2. Inserting the following as the first paragraph under the sub-heading "Purchases of Shares at Net Asset Value" under the heading "Investor A Shares -- Charges and Features:"

         The Sales Load is temporarily waived for investments of less than $1 million in Investor A Shares of Nations Marsico Focused Equities Fund between March 15, 1999 and the earlier of March 31, 1999 or the date that sales under this special pricing arrangement reach $150 million. Investor A Shares purchased under this special pricing arrangement are subject to a CDSC equal to 1.00% of the lesser of the market value or the purchase price of the shares being redeemed, if such shares are redeemed within one year of purchase. No CDSC is imposed after one year. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. The Investor A CDSC waiver categories described above are applicable to the CDSC imposed in connection with this special pricing arrangement. Selling Agents will receive a dealers' reallowance from Stephens of 2.00% of the sale price of shares sold under this special pricing arrangement. Because this special pricing arrangement may terminate before March 31, 1999, potential investors should check with a Selling Agent or Stephens before purchasing shares to see if the special pricing arrangement is still in effect. Purchase orders mailed directly to the Funds will be entitled to the special pricing arrangement if they are postmarked on or before the termination date of the arrangement. Purchase orders postmarked after that date will be subject to the normal sales charge schedule.
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3.       Inserting the following paragraph at the end of the section entitled
 "Shareholder Servicing and Distribution Plans -- General:"

         Stephens or the Adviser may limit the availability of such cash and non-cash incentives to certain Selling Agents. For example, from time to time Stephens sponsors promotions involving NationsBanc Investments, Inc., an affiliate of NBAI, and select Selling Agents. Awards also may be made based on the opening of a minimum number of accounts.